UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

November 10, 2003

Date of Report (Date of earliest event reported)

HYTEK MICROSYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

California	0-11880	94-2234140

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	( I.R.S. Employer Identification Number)

400 Hot Springs Road

Carson City, NV 89706

(Address of principal executive offices) (Zip code)

(775) 883-0820

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits

(c)    Exhibits

The following exhibit is being furnished (not filed) herewith:

Exhibit Number	Description
99.1	Text of press release issued by Hytek Microsystems, Inc. Dated November 10, 2003, titled “Hytek Microsystems Reports Third Quarter Results” together with related Condensed Income Statement and Balance Sheet data.

Item 12.    Regulation FD Disclosure

In accordance with Securities and Exchange Commission Release No 33-8216, the following information, which is intended to be furnished under Item 12 “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYTEK MICROSYSTEMS, INC. (Registrant)

Date: November 10, 2003	By:	/s/ Philip S. Bushnell
Philip S. Bushnell Chief Financial Officer & Secretary (Principal Financial and Accounting Officer)

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EXHIBIT INDEX

Exhibit Number	Description

99.1*	Text of press release issued by Hytek Microsystems, Inc. Dated November 10, 2003, titled “Hytek Microsystems Reports Third Quarter Results” together with related Condensed Income Statement and Balance Sheet data.

*	Furnished, not filed.

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